                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report: (Date of earliest event reported) July 28, 1999


                                    BTG, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Virginia                       000-25094                54-1194161
--------------------------------------------------------------------------------
(State or other Jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



3877 Fairfax Ridge Road, Fairfax, Virginia                              22030
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (703) 383-8000
                                                           --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountants.

          Filed as Exhibit 99.1 to this amended current report on Form 8-K is a letter from KPMG LLP to the Securities and Exchange Commission (the "Commission") regarding a change in accountants of BTG, Inc., which change in accountants was disclosed previously on our current report on Form 8-K filed with the Commission on August 4, 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

99.1. Letter from KPMG LLP to the Securities and Exchange Commission regarding a change in accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BTG, Inc.

Dated:   August 20, 1999               By:  /s/ Todd A. Stottlemyer
                                            -----------------------
                                       Name:  Todd A. Stottlemyer
                                       Title: Executive Vice President,
                                              Chief Financial Officer